UTOPIA FUNDS

Utopia Growth Fund
Utopia Core Fund
Utopia Conservative Fund
Utopia Yield Income Fund

Supplement dated September 15, 2008
to the Prospectus dated January 28, 2008,
as supplemented May 2, 2008

This supplement contains new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

The following replaces the section entitled “Short-Term and Excessive Trading” on pages 30 to 31 of the prospectus:

FREQUENT TRADING

Is Frequent Trading Discouraged?

The Funds are intended for long-term investment purposes and are not intended to provide investors with a means of speculation on short-term market movements or market timing.  On the other hand, the Funds are freely redeemable (and currently offer exchange privileges) and may be used by investors, including the Adviser on behalf of its separate accounts clients, as part of an overall investment program.  Shareholders who engage in frequent trading into and out of a Fund may present risks to other shareholders, disrupt Fund investment strategies, increase trading costs and negatively impact investment returns for all shareholders and result in dilution in the value of Fund shares held by shareholders, including long-term shareholders who do not generate these costs.  However, the Funds do not charge redemption fees to shareholders who sell or exchange Fund shares within a certain period of time, because the Adviser and the Board of Trustees believe that Fund shareholders should be trusted to invest in the Funds to not abuse the fact that the Funds do not charge redemption fees.  In an effort to balance the long-term nature of the Funds with shareholder rights to redeem and the offering of an exchange privilege, the Board of Trustees has adopted policies and procedures which seek to deter and detect frequent trading that the Adviser believes is disruptive to portfolio management strategies.  The Funds reserve the right to reject any purchase request (including the purchase component of an exchange request) by any investor or group of investors no later than one business day after receipt of the order by the Funds, for any reason without prior notice, including frequent trading the Adviser believes is disruptive to portfolio management strategies.  The Funds also reserve the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.  To the extent a shareholder redeems shares of a Fund over a 90-day period in excess of the lesser of $250,000 or 1.00% of the net asset value of the Fund, the Fund may redeem shares with securities.  The Funds generally expect to satisfy redemptions in kind with liquid securities.  However, to the extent a Fund were to redeem shares with illiquid securities, the shareholder will bear additional costs or will have difficulty in disposing of the securities.

In making the determination to exercise these rights, the Funds may consider an investor’s trading history in the Funds and accounts under common ownership or control.  The Funds seek to employ reasonable measures to detect frequent trading at levels that the Adviser believes is disruptive to the Funds.  Accordingly, the Adviser uses certain materiality and volume thresholds to detect potentially disruptive frequent trading, but otherwise seeks to apply the policies uniformly to all shareholders.  However, the Adviser generally will not apply such policies to the following transactions if, in the opinion of the Adviser, the transactions are not disruptive to portfolio management strategies:  transactions by the Adviser’s separate account clients, other investment advisers and their clients or individual investors whose trades in Fund shares are part of a program to periodically rebalance allocations in the Funds or for investment or tax purposes; systematic transactions; and required minimum distributions.  There is no assurance that the Funds’ policies will be effective in limiting and deterring disruptive frequent trading.

The following paragraph is added under the heading “Investment Adviser Risks” on pages 4 and 15 of the prospectus:

In addition to the Funds, the Adviser manages separate accounts for its clients.  The Adviser invests its separate account clients’ assets in the Funds and from time to time may make changes to or rebalance its clients’ allocations in the Funds.  Currently, the Adviser’s client accounts represent a substantial portion of the assets in each Fund.  As a result, the Adviser’s decision to make changes to or rebalance its clients’ allocations in the Funds may produce risks to other shareholders who are not clients of the Adviser, including increasing trading costs and negatively impacting the Funds’ performance.

The following paragraph replaces the paragraph entitled “Short-Term and Excessive Trading Risks” on page 17 of the prospectus:

Frequent Trading Risks.  The Funds do not charge redemption fees to shareholders who sell or exchange Fund shares within a certain period of time.  Shareholders who engage in frequent trading into and out of a Fund may present risks to other shareholders, disrupt Fund investment strategies, increase trading costs and negatively impact investment returns for all shareholders and result in dilution in the value of Fund shares held by shareholders, including long-term shareholders who do not generate these costs.  Although the Funds have policies and procedures which seek to detect and deter frequent trading by investors that the Adviser believes is disruptive, the Funds cannot assure that their policies and procedures will be effective in limiting and deterring disruptive frequent trading.

The following paragraph is added after the first paragraph under the heading “Taxation of Shareholders – Do Shareholders Pay Income Taxes on Income of the Funds and Redemptions?” on page 33 of the prospectus:

The Funds post on the Funds’ website at www.utopiafunds.com an estimate of each Fund’s annual capital gains and income distributions as of each month end within 25 days of the subsequent month.  Such estimates are subject to change based on shareholder activity and tax adjustments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.